UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Commission File No. 000-53538

Date of Report (Date of earliest event reported)

September 9, 2011

DISABILITY ACCESS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	20-5702367
(State or other jurisdiction of	(IRS Employer Identification Number)
Incorporation or organization)

720 W. Cheyenne Ave., Suite 210
North Las Vegas, NV	89030
(Address of principal executive offices)	(Zip code)

(702) 882-3999

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2):

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

     On September 9, 2011, Financial Industry Regulatory Authority (“FINRA”)’s OTC Compliance Unit notified Spartan Securities Group, Ltd. that FINRA had cleared Spartan’s request for an unpriced quotation of Disability Access Corporation’s common stock on the OTC Bulletin Board and OTC Link.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DISABILITY ACCESS CORPORATION

Date:	September 15, 2011	By: /s/ Peter Chin
Peter Chin
President